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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2015

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Section 2 – Financial Information.
Item 2.02. Results of Operations and Financial Conditions.
The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
On January 28, 2015, the Registrant issued a Press Release announcing its second quarter fiscal 2015 results. A copy of this Press Release is attached hereto as Exhibit 99.1.
Section 9 – Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated January 28, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: January 28, 2015	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
Chief Executive Officer and
President and President of Chili’s Grill and Bar
(Principal Executive Officer)